UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 28, 2005

PG&E CORPORATION

(Exact Name of Registrant as specified in Charter)

California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA		94105
(Address of principal executive offices)		(Zip code)

415-267-7000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY

(Exact Name of Registrant as specified in Charter)

California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)

(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Reclassification of Restricted Cash

As previously disclosed in PG&E Corporation and the Pacific Gas and Electric Company’s (Utility) joint quarterly report on Form 10-Q for the quarter ended June 30, 2005, PG&E Corporation and the Utility changed the way they classify changes in certain restricted cash balances presented in their condensed consolidated statements of cash flows for the reported quarterly period to present such changes as an investing activity.  These changes in restricted cash balances were previously presented as an operating activity.

Exhibit 99.1 attached hereto consists of  Exhibit 13 (portions of PG&E Corporation’s and the Utility’s 2004 Annual Report to Shareholders) to their joint Annual Report on Form 10-K for the year ended December 31, 2004 (2004 Form 10-K), including the financial statements, the notes thereto, and the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” that have been revised to reflect the Utility’s reclassification of changes in certain restricted cash balances as an investing activity rather than an operating activity for the years ended December 31, 2004, 2003 and 2002.   This reclassification also changes one of the financial statement schedules included with the 2004 Form 10-K.  This revised financial statement schedule, Condensed Financial Information of Parent, is attached as Exhibit 99.2.  In addition, attached hereto as Exhibit 99.3 is PG&E Corporation’s and the Utility’s quarterly report on Form 10-Q for the quarter ended March 31, 2005 (First Quarter 2005 Form 10-Q) that has been revised to reflect the Utility’s reclassification of changes in certain restricted cash balances as an investing activity rather than an operating activity for the three months ended March 31, 2005.  There was no impact on PG&E Corporation’s or the Utility’s consolidated statements of operation or shareholders’ equity as a result of these changes.

Except as described above, no other changes have been made to the portions of the Annual Report to Shareholders included as Exhibit 13 to the 2004 Form 10-K and no other changes have been made to the First Quarter 2005 Form 10-Q.   The attached Exhibits 99.1, 99.2, and 99.3 do not update any other disclosures to reflect developments since the 2004 Form 10-K or the First Quarter 2005 Form 10-Q were filed.

The information appearing under the sections entitled “Item 9A.  Controls and Procedures” in Part II of the 2004 Form 10-K and under “Item 4.  Controls and Procedures” in Part I of the First Quarter 2005 Form 10-Q is hereby incorporated by reference into this report.

PG&E Corporation and the Utility are filing this report at this time in light of the anticipated issuance of the second series of energy recovery bonds by PG&E Energy Recovery Funding LLC, or PERF, in November 2005. Although PERF is a wholly owned and consolidated subsidiary of the Utility, the assets of PERF are not legally available to creditors of PG&E Corporation or the Utility, and neither PG&E Corporation nor the Utility are liable for the debts of PERF.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

23	Independent Auditors’ Consent (Deloitte & Touche LLP)

31.1

Certifications of the Chief Executive Officer and the Chief Financial Officer of PG&E Corporation and Pacific Gas and Electric Company required by Section 302 of the Sarbanes-Oxley Act of 2002 related to the 2004 Form 10-K, as revised

31.2

Certifications of the Chief Executive Officer and the Chief Financial Officer of PG&E Corporation and Pacific Gas and Electric Company required by Section 302 of the Sarbanes-Oxley Act of 2002 related to the First Quarter Form 10-Q, as revised

32.1*

Certifications of the Chief Executive Officer and the Chief Financial Officer of PG&E Corporation and Pacific Gas and Electri Company required by Section 906 of the Sarbanes-Oxley Act of 2002 related to the 2004 Form 10-K, as revised

32.2*

Certifications of the Chief Executive Officer and the Chief Financial Officer of PG&E Corporation and Pacific Gas and Electric Company required by Section 906 of the Sarbanes-Oxley Act of 2002 related to the First Quarter Form 10-Q, as revised

99.1	Exhibit 99.1 consists of Exhibit 13 to the 2004 Form 10-K (portions of the 2004 Annual Report to Shareholders) as revised to show the reclassification of restricted cash for the reported periods.

99.2	Financial Statement Schedule (Condensed Financial Information of Parent, as revised) and Independent Auditors' Report (Deloitte & Touche LLP)

99.3	First Quarter Form 10-Q, as revised to show the reclassification of restricted cash for the quarter ended March 31, 2005.

* Pursuant to Item 601(b)(32) of SEC Regulation S-K, these exhibits are furnished rather than filed with this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

/s/ G. Robert Powell
G. Robert Powell
Vice President and Controller

PACIFIC GAS AND ELECTRIC COMPANY

/s/ Dinyar B. Mistry
Dinyar B. Mistry
Vice President and Controller

Dated:  October 28, 2005

Exhibit Index

23	Independent Auditors’ Consent (Deloitte & Touche LLP)

31.1

Certifications of the Chief Executive Officer and the Chief Financial Officer of PG&E Corporation and Pacific Gas and Electric Company required by Section 302 of the Sarbanes-Oxley Act of 2002 related to the 2004 Form 10-K, as revised

31.2

Certifications of the Chief Executive Officer and the Chief Financial Officer of PG&E Corporation and Pacific Gas and Electric Company required by Section 302 of the Sarbanes-Oxley Act of 2002 related to the First Quarter Form 10-Q, as revised

32.1*

Certifications of the Chief Executive Officer and the Chief Financial Officer of PG&E Corporation and Pacific Gas and Electri Company required by Section 906 of the Sarbanes-Oxley Act of 2002 related to the 2004 Form 10-K, as revised

32.2*

Certifications of the Chief Executive Officer and the Chief Financial Officer of PG&E Corporation and Pacific Gas and Electric Company required by Section 906 of the Sarbanes-Oxley Act of 2002 related to the First Quarter Form 10-Q, as revised

99.1	Exhibit 99.1 consists of Exhibit 13 to the 2004 Form 10-K (portions of the 2004 Annual Report to Shareholders) as revised to show the reclassification of restricted cash for the reported periods.

99.2	Financial Statement Schedule (Condensed Financial Information of Parent, as revised) and Independent Auditors' Report (Deloitte & Touche LLP)

99.3	First Quarter Form 10-Q, as revised to show the reclassification of restricted cash for the quarter ended March 31, 2005.

* Pursuant to Item 601(b)(32) of SEC Regulation S-K, these exhibits are furnished rather than filed with this report.